Fees Summary	Apr. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 495,910,000.00
Previously Paid Amount	0.00
Total Fee Amount	68,485.17
Total Offset Amount	0.00
Net Fee	$ 68,485.17
Final Prospectus	false